UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2004


                             URANIUM RESOURCES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-17171                 75-2212772
          --------                       -------                 ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of incorporation)                                    Identification No.)



650 South Edmonds, Suite 108, Lewisville, TX                       75067
  (Address of principal executive offices)                        Zip Code


                                 (972) 219-3330
                                 --------------
              (Registrant's telephone number, including area code)





          (Former name or former address, if changed since last report)




              Exhibit Index Begins on Sequentially Numbered Page 4

Item 5.  Other Events and Regulation FD Disclosure.

     On May 14, 2004 the Registrant issued a press release that announced an equity financing that has raised and additional $1,025,500 for the issuance of 6,836,680 shares of common stock at $0.15 per share.

Item 7.    Financial Statements and Exhibits

            (c)  Exhibits.

                 99.1 -   Press Release issued May 14, 2004, by the Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   URANIUM RESOURCES, INC.




Date:    May 14, 2004                     /s/ Paul K. Willmott
                                          --------------------------------------
                                          Paul K. Willmott
                                          President, Chief Executive Officer
                                          and Chairman of the Board of Directors

                                  EXHIBIT INDEX



Exhibit No.                    Exhibit Description                          Page
-----------                    -------------------                          ----

   99.1               Press Release issued May 14, 2004,                     E-1
                      by the Registrant.